EXHIBIT 32.1
                                                                    ------------

                                  CERTIFICATION
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Pawfect Foods, Inc. (the "Company") for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Pietro Gattini, as Chief Executive Officer and as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, respectively, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



November 19, 2007

                                                 By: Pietro Gattini
                                                     --------------------
                                                     /s/ Pietro Gattini
                                                     --------------------
                                                     President, CEO, CFO



A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Pawfect Foods, Inc. and will be retained by Pawfect Foods, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.